                                POWER OF ATTORNEY


        We, the undersigned directors and officers of Cabot Corporation, hereby severally constitute and appoint Robert Rothberg, Charles D. Gerlinger and Sarah
W. Saunders, and each of them, our true and lawful attorneys with full power to
(i) sign for us and in our names in the capacities indicated below Annual Reports on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 of Cabot Corporation for the fiscal year ended September 30, 1997, and any and all amendments thereto, hereby ratifying and confirming our signatures as they may be signed by our said attorneys, or any of them, to said Reports and to any and all amendments to said Reports; and (ii) to file such Reports and amendments with the Securities and Exchange Commission and with applicable stock exchanges on behalf of Cabot Corporation.

        WITNESS our hands and common seal on the date set forth below.


SIGNATURE                             TITLE                                DATE
---------                             -----                                ----



/s/ Samuel W. Bodman                  Director, Chairman and               November 14, 1997
--------------------------------      Chief Executive Officer
Samuel W. Bodman


/s/ Kennett F. Burnes                 Director and President               November 14, 1997
--------------------------------
Kennett F. Burnes


/s/ Robert L. Culver                  Executive Vice President and         November 14, 1997
--------------------------------      Chief Financial Officer
Robert L. Culver


/s/ William T. Anderson               Controller                           November 14, 1997
--------------------------------
William T. Anderson


/s/ Jane C. Bradley                   Director                             November 14, 1997
--------------------------------
Jane C. Bradley


/s/ John G.L. Cabot                   Director                             November 14, 1997
--------------------------------
John G.L. Cabot

SIGNATURE                               TITLE                         DATE
---------                               -----                         ----



/s/ Arthur L. Goldstein                 Director                      November 14, 1997
--------------------------------
Arthur L. Goldstein


/s/ Robert P. Henderson                 Director                      November 14, 1997
--------------------------------
Robert P. Henderson


/s/ Arnold S. Hiatt                     Director                      November 14, 1997
--------------------------------
Arnold S. Hiatt


/s/ John H. McArthur                    Director                      November 14, 1997
--------------------------------
John H. McArthur


/s/ John F. O'Brien                     Director                      November 14, 1997
--------------------------------
John F. O'Brien


/s/ David V. Ragone                     Director                      November 14, 1997
--------------------------------
David V. Ragone


/s/ Charles P. Siess, Jr.               Director                      November 14, 1997
--------------------------------
Charles P. Siess, Jr.


/s/ Morris Tanenbaum                    Director                      November 14, 1997
--------------------------------
Morris Tanenbaum


/s/ Lydia W. Thomas                     Director                      November 14, 1997
--------------------------------
Lydia W. Thomas


/s/ Mark W. Wrighton                    Director                      November 14, 1997
--------------------------------
Mark W. Wrighton